UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2008

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      0-10971                 52-1508198
-----------------------------         ----------------       ------------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1130 Connecticut Avenue, Washington, DC                         20036
---------------------------------------                  --------------------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure  of Directors or Certain  Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
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     On November 21, 2008,  the Board of  Directors  of Abigail  Adams  National
Bancorp, Inc. (the "Company") appointed Phillip Todd Shell as a director. Since 1991, Mr. Shell has held the position of Chief Investment Officer of Guyan International. Mr. Shell is a member of the Board of Directors of Guyan Machinery Rebuilders, Caspian Holdings of Delaware, Guyan Machinery Company, Portec Rail Products, Inc., St. Mary's Medical Foundation, Consolidated Bank & Trust Company, Hospice of Huntington, Huntington Museum of Art, West Virginia Education Alliance, Marshall University Business School, and United Way of the River Cities. Mr. Shell will be appointed to the Audit Committee of the Company. He beneficially owns 2,320 shares of Company common stock.

Item 9.01  Financial Statements and Exhibits
           ----------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell Company Transactions. Not Applicable.

(d)  Exhibits. Not Applicable.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ABIGAIL ADAMS NATIONAL BANCORP, INC.



DATE: November 24, 2008             By:     /s/ Karen Troutman
                                            ---------------------------
                                                Karen Troutman
                                                Chief Financial Officer